EQ ADVISORS TRUSTSM

1290 VT Energy Portfolio

EQ/Global Bond PLUS Portfolio

EQ/Franklin Balanced Managed Volatility Portfolio

SUPPLEMENT DATED JUNE 4, 2021 TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2021, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2021, as supplemented, of EQ Advisors Trust (the “Trust”). You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and SAI and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, Prospectus and SAI, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download these documents at the Trust’s website at www.equitable-funds.com.

At a Joint Special Meeting of Shareholders held on June 4, 2021, the shareholders of each series of the Trust listed in the table below under the heading “Acquired Portfolio” approved an Agreement and Plan of Reorganization and Termination pursuant to which each Acquired Portfolio will be acquired by the portfolio listed opposite its name under the heading “Acquiring Portfolio” (each, a “Reorganization”). Each Reorganization is expected to be consummated after the close of business on June 18, 2021 (“Closing Date”).

Acquired Portfolio	Acquiring Portfolio
1290 VT Energy Portfolio	1290 VT Natural Resources Portfolio, a series of the Trust
EQ/Global Bond PLUS Portfolio	EQ/Core Plus Bond Portfolio, a series of EQ Premier VIP Trust
EQ/Franklin Balanced Managed Volatility Portfolio	EQ/Balanced Strategy Portfolio, a series of the Trust

As a result of each Reorganization, shareholders of the Acquired Portfolio will become shareholders of the corresponding Acquiring Portfolio and receive shares of the corresponding Acquiring Portfolio with a total net asset value equal to that of their shares of the Acquired Portfolio on the Closing Date. After the Closing Date, the Acquired Portfolio will be terminated.

Effective immediately and through the Closing Date, each Portfolio will experience a transition period during which the Portfolio may not be pursuing its investment objective and principal investment strategy. During this transition period, it is expected that all of the securities of the 1290 VT Energy Portfolio and EQ/Franklin Balanced Managed Volatility Portfolio will be liquidated, and a majority of the securities of the EQ/Global Bond PLUS Portfolio will be liquidated in order to facilitate the Reorganization. Each Portfolio may incur increased brokerage commissions and other transaction costs in connection with the liquidation of the Portfolio’s securities.

Effective after the close of business on June 18, 2021, all references to 1290 VT Energy Portfolio, EQ/Global Bond PLUS Portfolio, and EQ/Franklin Balanced Managed Volatility Portfolio are deleted in their entirety from the Prospectus and SAI of the Trust.